

MOR-1                                     UNITED STATES BANKRUPTCY COURT
CASE NAME:         Xetel Corporation                                            PETITION DATE:     10/21/2002
                   -----------------                                                               -----------------
CASE NUMBER:       02-14222                                                     DISTRICT OF TEXAS: Western
                   -----------------                                                               -----------------
PROPOSED PLAN DATE:                                                             DIVISION:          Austin
                   -----------------                                                               -----------------


                 MONTHLY OPERATING REPORT SUMMARY FOR MONTH ENDED FEBRUARY 28, 2003
||===========================================|============|============|============|============|============|============||
||                                    MONTH  | 10/26/2002 | 11/23/2002 | 12/28/2002 |  1/31/2003 |  2/28/2003 |            ||
||-------------------------------------------|------------|------------|------------|------------|------------|------------||
|| REVENUES (MOR-6)                          |    124,469 |    755,326 |    756,175 |     25,614 |          0 |          0 ||
||-------------------------------------------|------------|------------|------------|------------|------------|------------||
|| INCOME BEFORE INT; DEPREC./TAX (MOR-6)    |   -221,525 |   -603,861 | -1,163,257 |   -364,893 |   -238,052 |          0 ||
||-------------------------------------------|------------|------------|------------|------------|------------|------------||
|| NET INCOME (LOSS) (MOR-6)                 |   -237,333 | -1,134,551 | -3,526,213 |   -620,362 |   -343,842 |          0 ||
||-------------------------------------------|------------|------------|------------|------------|------------|------------||
|| PAYMENTS TO INSIDERS (MOR-9)              |          0 |     38,359 |     57,756 |     27,670 |     26,516 |          0 ||
||-------------------------------------------|------------|------------|------------|------------|------------|------------||
|| PAYMENTS TO PROFESSIONALS (MOR-9)         |          0 |          0 |          0 |          0 |          0 |          0 ||
||-------------------------------------------|------------|------------|------------|------------|------------|------------||
|| TOTAL DISBURSEMENTS (MOR-8)               |     38,786 |    749,044 |    600,893 |    444,994 |    132,420 |          0 ||
||===========================================|============|============|============|============|============|============||

***The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States
   Trustee***

|-------------------------------------------|
|REQUIRED INSURANCE MAINTAINED              | Are all accounts receivable being collected within terms?                      No
|  AS OF SIGNATURE DATE         EXPIRATION  | Are all post-petition liabilities, including taxes, being paid within terms?   Yes
|                               DATE        | Have any pre-petition liabilities been paid?                                   No
|---------------------------    ------------| If so, describe
|CASUALTY      YES (x) NO ( )     12/1/2003 |                  -------------------------------------------------------------------
|LIABILITY     YES (x) NO ( )     12/1/2003 | Are all funds received being deposited into DIP bank accounts?                 Yes
|VEHICLE       YES (x) NO ( )     12/1/2003 | Were any assets disposed of outside the normal course of business?             Yes
|WORKER'S      YES (x) NO ( )      3/1/2003 |   If so, describe    Equipment pursuant to court order
|OTHER         YES ( ) NO ( )               |                  -------------------------------------------------------------------
|-------------------------------------------| Are all U.S. Trustee Quarterly Fee Payments current?                           Yes
                                              What is the status of your Plan of Reorganization? Liquidating Plan of Reorganization
                                                                                                ----------------------------------
                                                                                                 filed with court.
                                                               -------------------------------------------------------------------

ATTORNEY NAME:    Eric J. Taube                                I certify under penalty of perjury that the following complete
                  ---------------------------------
FIRM NAME:        Hohmann & Taube, L.L.P.                      Monthly Operating Report (MOR), consisting of MOR-1 through
                  ---------------------------------
ADDRESS:          100 Congress Avenue                          MOR-9 plus attachments, is true and correct.
                  ---------------------------------
                  Suite 1600
                  ---------------------------------
CITY, STATE, ZIP: Austin, Texas 78701-4042                     SIGNED X /s/ Angelo DeCaro  TITLE:  President and CEO
                  ---------------------------------
TELEPHONE/FAX:    (512) 472-5997   (512) 472-5248                                   (ORIGINAL SIGNATURE)
                  ---------------------------------
                                                                      Angelo DeCaro             3/20/2003
MOR-1                                                              (PRINT NAME OF SIGNATORY)      DATE         Revised 07/01/98



   CASE NAME:   Xetel Corporation
                -----------------
   CASE NUMBER: 02-14222
                ------------

                                                 COMPARATIVE BALANCE SHEETS
||================================|===============|================|===============|============|===========|==========|==========||
|| ASSETS                         | FILING DATE*  |    MONTH       |    MONTH      |    MONTH   |   MONTH   |  MONTH   |  MONTH   ||
||                                |===============|================|===============|============|===========|==========|==========||
||                                |  10/21/2002   |   10/26/2002   |   11/23/2002  | 12/28/2002 | 1/31/2003 | 2/28/2003|          ||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| CURRENT ASSETS                 |               |                |               |            |           |          |          ||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| Cash                           |        81,502 |        500,354 |     1,843,103 |  3,697,232 | 3,938,725 | 4,695,851|          ||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| Accounts Receivable, Net       |     5,388,318 |      3,166,032 |     1,709,345 |    323,787 |   128,266 |    61,389|          ||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| Inventory, net                 |     4,615,164 |      4,218,774 |     3,842,664 |  2,835,704 | 2,727,507 | 2,631,879|          ||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| Prepaid Expenses               |             0 |        275,374 |       217,748 |    133,729 |    79,986 |   134,986|          ||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| Investments                    |             0 |              0 |               |            |           |          |          ||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| Other                          |             0 |         32,886 |        32,886 |    572,886 |   571,870 |    28,000|          ||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| TOTAL CURRENT ASSETS           |    10,084,984 |      8,193,420 |     7,645,746 |  7,563,338 | 7,446,354 | 7,552,105|        0 ||
||================================|===============|================|===============|============|===========|==========|==========||
|| PROPERTY, PLANT & EQUIP. @COST |               |     19,320,389 |    18,605,634 |  7,564,086 |   626,651 |   281,979|          ||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| Less Accumulated Depreciation  |               |     13,955,785 |    13,756,741 |  7,036,806 |   530,265 |   267,351|          ||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| NET BOOK VALUE OF PP & E       |     4,817,411 |      5,364,604 |     4,848,893 |    527,280 |    96,386 |    14,629|        0 ||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| OTHER ASSETS                   |               |                |               |            |           |          |          ||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| 1. Tax Deposits                |               |                |               |            |           |          |          ||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| 2. Investments in Subsidiaries |               |                |               |            |           |          |          ||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| 3. Electric Deposit            |               |                |               |            |           |          |          ||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| 4. Deposits                    |       144,223 |        144,223 |       163,389 |    126,158 |   161,789 |   161,789|          ||
||--------------------------------|---------------|----------------|---------------|------------|-----------|----------|----------||
|| TOTAL ASSETS                   |    15,046,618 |     13,702,247 |    12,658,028 |  8,216,776 | 7,704,529 | 7,728,523|        0 ||
||================================|===============|================|===============|============|===========|==========|==========||
                                     * Per Schedules and Statement of Affairs
 MOR-2                                                                                                    Revised 07/01/98
 Financial Statement Notes:
 2/28/2003 "Other" assets decreased due to collection of certain other receivables, including the final payment from the sale of assets to Celestica Acquisition Corporation.





     CASE NAME:   Xetel Corporation
                  ---------------------
     CASE NUMBER: 02-14222
                  -------------


                                         COMPARATIVE BALANCE SHEETS
||==================================|============|===============|=============|============|=============|============|==========||
|| LIABILITIES & OWNER'S            |FILING DATE*|    MONTH      |    MONTH    |   MONTH    |    MONTH    |    MONTH   |  MONTH   ||
||                                  |============|===============|=============|============|=============|============|==========||
|| EQUITY                           | 10/21/2002 |  10/26/2002   |  11/23/2002 | 12/28/2002 |   1/31/2003 |  2/28/2003 |          ||
||----------------------------------|------------|---------------|-------------|------------|-------------|------------|----------||
|| LIABILITIES                      |            |               |             |            |             |            |          ||
||----------------------------------|------------|---------------|-------------|------------|-------------|------------|----------||
|| POST-PETITION LIABILITIES(MOR-4) |          0 |           410 |      26,110 |     36,748 |     175,086 |    384,553 |          ||
||==================================|============|===============|=============|============|=============|============|==========||
|| PRE-PETITION LIABILITIES         |            |               |             |            |             |            |          ||
||----------------------------------|------------|---------------|-------------|------------|-------------|------------|----------||
||  Notes Payable - Unsecured       |  1,908,794 |     1,908,794 |   1,908,794 |  1,908,794 |   1,908,794 |  1,908,794 |          ||
||----------------------------------|------------|---------------|-------------|------------|-------------|------------|----------||
||  Accounts Payable                | 17,188,222 |    14,885,233 |  16,233,063 | 15,040,067 |  15,042,805 | 15,247,767 |          ||
||----------------------------------|------------|---------------|-------------|------------|-------------|------------|----------||
||  Priority Debt                   |  1,191,766 |       998,771 |   1,148,490 |  1,261,090 |   1,261,090 |  1,261,090 |          ||
||----------------------------------|------------|---------------|-------------|------------|-------------|------------|----------||
||  Federal Income Tax              |          0 |             0 |           0 |            |             |            |          ||
||----------------------------------|------------|---------------|-------------|------------|-------------|------------|----------||
||  FICA/Withholding                |          0 |             0 |           0 |            |             |            |          ||
||----------------------------------|------------|---------------|-------------|------------|-------------|------------|----------||
||  Capital Leases                  |          0 |       752,784 |     752,784 |    752,784 |     752,784 |    752,784 |          ||
||----------------------------------|------------|---------------|-------------|------------|-------------|------------|----------||
||  Other                           |          0 |     2,886,735 |   1,453,818 |  1,608,537 |   1,575,576 |  1,528,982 |          ||
||----------------------------------|------------|---------------|-------------|------------|-------------|------------|----------||
|| TOTAL PRE-PETITION LIABILITIES   | 20,288,782 |    21,432,317 |  21,496,949 | 20,571,272 |  20,541,049 | 20,699,417 |        0 ||
||----------------------------------|------------|---------------|-------------|------------|-------------|------------|----------||
|| TOTAL LIABILITIES                | 20,288,782 |    21,432,727 |  21,523,059 | 20,608,020 |  20,716,135 | 21,083,970 |        0 ||
||==================================|============|===============|=============|============|=============|============|==========||
|| OWNER'S EQUITY (DEFICIT)         |            |               |             |            |             |            |          ||
||----------------------------------|------------|---------------|-------------|------------|-------------|------------|----------||
||  PREFERRED STOCK                 |          0 |             0 |             |            |             |            |          ||
||----------------------------------|------------|---------------|-------------|------------|-------------|------------|----------||
||  COMMON STOCK                    | 23,314,803 |    23,314,803 |  23,314,803 | 23,314,803 |  23,314,803 | 23,314,803 |          ||
||----------------------------------|------------|---------------|-------------|------------|-------------|------------|----------||
||  OTHER                           |  2,250,983 |               |             |            |             |            |          ||
||----------------------------------|------------|---------------|-------------|------------|-------------|------------|----------||
||  RETAINED EARNINGS:              |            |               |             |            |             |            |          ||
||       Filing Date                |-30,807,950 |   -30,807,950 | -30,807,950 |-30,807,950 | -30,807,950 |-30,807,950 |          ||
||----------------------------------|------------|---------------|-------------|------------|-------------|------------|----------||
||  RETAINED EARNINGS:              |            |               |             |            |             |            |          ||
||       Post Filing Date           |            |      -237,333 |  -1,371,884 | -4,898,097 |  -5,518,458 | -5,862,300 |          ||
||----------------------------------|------------|---------------|-------------|------------|-------------|------------|----------||
|| TOTAL OWNER'S EQUITY (NET WORTH) | -5,242,164 |    -7,730,480 |  -8,865,031 |-12,391,244 | -13,011,605 |-13,355,447 |        0 ||
||==================================|============|===============|=============|============|=============|============|==========||
|| TOTAL                            |            |               |             |            |             |            |          ||
|| LIABILITIES &                    |            |               |             |            |             |            |          ||
|| OWNERS EQUITY                    | 15,046,618 |    13,702,247 |  12,658,028 |  8,216,776 |   7,704,529 | -7,728,523 |        0 ||
||==================================|============|===============|=============|============|=============|============|==========||
                                     * Per Schedules and Statement of Affairs
 MOR-3                                                                                              Revised 07/01/98



   CASE NAME:   Xetel Corporation
                -----------------
   CASE NUMBER: 02-14222
                -----------------


                                  SCHEDULE OF POST-PETITION LIABILITIES
||======================================|=============|=============|=============|=============|=============|=============||
||                                      | MONTH ENDED | MONTH ENDED | MONTH ENDED | MONTH ENDED | MONTH ENDED | MONTH ENDED ||
||                                      | 10/21/02 -  |             |             |             |             |             ||
||                                      | 10/26/02    | 11/23/2002  | 12/28/2002  |  1/31/2003  |  2/28/2003  |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||  TRADE ACCOUNTS PAYABLE              |         410 |       1,110 |       1,748 |       2,558 |      74,857 |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||  TAX PAYABLE                         |             |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||    Federal Payroll Taxes             |           0 |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||    State Payroll Taxes               |           0 |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||    Ad Valorem Taxes   Sales Tax      |           0 |             |             |       2,990 |         556 |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||    Other Taxes     Property Tax '03  |           0 |             |             |     107,600 |     107,600 |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||  TOTAL TAXES PAYABLE                 |           0 |           0 |           0 |     110,590 |     108,156 |           0 ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||  SECURED DEBT POST-PETITION          |           0 |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||  ACCRUED INTEREST PAYABLE            |           0 |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||  ACCRUED PROFESSIONAL FEES*          |           0 |      25,000 |      35,000 |      45,000 |     125,000 |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||  OTHER  ACCRUED LIABILITIES          |             |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||    1. Accrued Payroll                |             |             |             |      16,938 |      14,540 |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||    2.                                |             |             |             |             |      62,000 |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||    3.                                |             |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||  TOTAL POST-PETITION                 |             |             |             |             |             |             ||
||  LIABILITIES (MOR-3)                 |         410 |      26,110 |      36,748 |     175,086 |     384,553 |           0 ||
||======================================|=============|=============|=============|=============|=============|=============||
     *Payment requires Court Approval
            MOR-4                                                                                         Revised 07/01/98


   CASE NAME:   Xetel Corporation
                -----------------
   CASE NUMBER: 02-14222
                -----------------

                                     AGING OF POST-PETITION LIABILITIES
                                     MONTH                       2/28/2003
                                                            -------------------

||==================|==================|==============|==============|==============|===============|=============||
||    DAYS          |      TOTAL       |   TRADE      |   FEDERAL    |    STATE     |  AD VALOREM,  |    OTHER    ||
||                  |                  |  ACCOUNTS    |    TAXES     |    TAXES     |  OTHER TAXES  |             ||
||==================|==================|==============|==============|==============|===============|=============||
|| 0-30             |          185,647 |       77,491 |              |              |           556 |     107,600 ||
||------------------|------------------|--------------|--------------|--------------|---------------|-------------||
|| 31-60            |               50 |           50 |              |              |               |             ||
||------------------|------------------|--------------|--------------|--------------|---------------|-------------||
|| 61-90            |           -1,888 |       -1,888 |              |              |               |             ||
||------------------|------------------|--------------|--------------|--------------|---------------|-------------||
|| 91+              |             -796 |         -796 |              |              |               |             ||
||------------------|------------------|--------------|--------------|--------------|---------------|-------------||
|| TOTAL            |          183,013 |       74,857 |            0 |            0 |           556 |     107,600 ||
||==================|==================|==============|==============|==============|===============|=============||

                                     AGING OF ACCOUNTS RECEIVABLE

||==================|==================|==============|==============|==============|==============|==============||
||                  |                  |              |              |              |              |              ||
||                  |==================|==============|==============|==============|==============|==============||
||     MONTH        |    10/26/2002    |  11/23/2002  |  12/28/2002  |  1/31/2003   |   2/28/2003  |              ||
||                  |------------------|--------------|--------------|--------------|--------------|--------------||
||                  |                  |              |              |              |              |              ||
||==================|==================|==============|==============|==============|==============|==============||
|| 0-30 DAYS        |        1,712,031 |      702,774 |      587,947 |       25,572 |       23,197 |              ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| 31-60 DAYS       |          838,205 |    1,241,368 |       98,692 |       86,356 |      123,556 |              ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| 61-90 DAYS       |        1,121,105 |      203,326 |       61,877 |      376,820 |      219,152 |              ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| 91+ DAYS         |        1,372,303 |      830,567 |    1,089,598 |    1,108,289 |    1,072,579 |              ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| Unapplied Cash   |         -125,566 |     -270,276 |     -173,977 |     -111,911 |     -118,469 |              ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| Other            |           21,324 |       48,557 |       30,434 |              |              |              ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| Note Receivable  |          201,047 |      201,047 |      201,047 |      201,047 |      201,047 |              ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| Allowance        |       -1,974,417 |   -1,248,019 |   -1,571,831 |   -1,557,906 |   -1,459,673 |              ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| TOTAL            |        3,166,032 |    1,709,345 |      323,787 |      128,266 |       61,389 |            0 ||
||==================|==================|==============|==============|==============|==============|==============||


                MOR-5                                          Revised 07/01/98

   CASE NAME:   Xetel Corporation
                -----------------
   CASE NUMBER: 02-14222
                -----------------

                                                 STATEMENT OF INCOME (LOSS)
||================================|=============|=============|=============|=============|=============|=============|===========||
||                                | MONTH ENDED | MONTH ENDED | MONTH ENDED | MONTH ENDED | MONTH ENDED | MONTH ENDED | FILING TO ||
||                                |  10/22/02-  |             |             |             |             |             |           ||
||                                |  10/26/02   |  11/23/2002 |  12/28/2002 |  1/31/2003  |  2/28/2003  |             | DATE      ||
||================================|=============|=============|=============|=============|=============|=============|===========||
|| REVENUES    (MOR-1)            |     124,469 |     755,326 |     756,175 |      25,614 |           0 |             | 1,661,584 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| TOTAL COST OF REVENUES         |     295,617 |   1,110,683 |   1,708,960 |      17,661 |      36,251 |             | 3,169,172 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| GROSS PROFIT                   |    -171,148 |    -355,357 |    -952,785 |       7,954 |     -36,251 |           0 |-1,507,587 ||
||================================|=============|=============|=============|=============|=============|=============|===========||
|| OPERATING EXPENSES:            |             |             |             |             |             |             |           ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
||    Selling & Marketing         |             |             |             |             |             |             |         0 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
||    General & Administrative    |      50,377 |     120,394 |     144,499 |     342,049 |     188,444 |             |   845,763 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
||    Insiders Compensation       |             |      31,284 |      48,942 |      20,499 |      26,516 |             |   127,241 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
||    Professional Fees           |             |      96,826 |      17,031 |      10,299 |      86,841 |             |   210,996 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
||    Other                       |             |             |             |             |             |             |         0 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
||    Other                       |             |             |             |             |    -100,000 |             |  -100,000 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| TOTAL OPERATING EXPENSES       |      50,377 |     248,504 |     210,472 |     372,847 |     201,801 |           0 | 1,084,000 ||
||================================|=============|=============|=============|=============|=============|=============|===========||
|| INCOME BEFORE INT,             |             |             |             |             |             |             |           ||
|| DEPR/TAX (MOR-1)               |    -221,525 |    -603,861 |  -1,163,257 |    -364,893 |    -238,052 |           0 |-2,591,588 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| INTEREST EXPENSE               |       7,200 |      23,967 |             |      -6,623 |           0 |             |    24,545 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| DEPRECIATION                   |       8,608 |     137,226 |      33,416 |           0 |           0 |             |   179,250 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| OTHER (INCOME) EXPENSE*        |             |             |             |      -1,230 |      -1,635 |             |    -2,865 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| OTHER ITEMS**                  |             |     369,497 |   2,329,540 |     263,321 |     107,425 |             | 3,069,782 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| TOTAL INT, DEPR & OTHER ITEMS  |      15,808 |     530,690 |   2,362,956 |     255,469 |     105,790 |           0 | 3,270,712 ||
||================================|=============|=============|=============|=============|=============|=============|===========||
|| NET INCOME BEFORE TAXES        |    -237,333 |  -1,134,551 |  -3,526,213 |    -620,362 |    -343,842 |           0 |-5,862,300 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| FEDERAL INCOME TAXES           |           0 |             |             |             |             |             |         0 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| NET INCOME (LOSS)  (MOR-1)     |    -237,333 |  -1,134,551 |  -3,526,213 |    -620,362 |    -343,842 |           0 |-5,862,300 ||
||================================|=============|=============|=============|=============|=============|=============|===========||

Accrual Accounting Required, Otherwise Footnote with Explanation.
*   Footnote Mandatory.
* * Unusual and/or infrequent item(s) outside the ordinary course of business requires footnote.
                MOR-6                                                                                            Revised 07/01/98

2/28/2003 Other Income represents interest.
2/28/2003 Other Expense includes a reduction in the Allowance for Doubtful Accounts Receivable of $100,000.
2/28/2003 Other Items includes an adjustment to the loss on sale of assets to Celestica Acquisition Corporation.



   CASE NAME:   Xetel Corporation
                -----------------
   CASE NUMBER: 02-14222
                -----------------

||=======================================|===========|============|============|===========|===========|===========|===========||
|| CASH RECEIPTS AND                     | MONTH     | MONTH      | MONTH      | MONTH     | MONTH     | MONTH     | FILING    ||
|| DISBURSEMENTS                         | ENDED     | ENDED      | ENDED      | ENDED     | ENDED     | ENDED     | TO        ||
||                                       | 10/22/02- | 11/23/2002 | 12/28/2002 | 1/31/2003 | 2/28/2003 |           | DATE      ||
||                                       | 10/26/02  |            |            |           |           |           |           ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| 1. CASH-BEGINNING OF MONTH            |    81,502 |    500,354 |  1,843,103 | 3,697,232 | 3,938,725 | 4,695,851 |    81,502 ||
||=======================================|===========|============|============|===========|===========|===========|===========||
|| RECEIPTS:                             |           |            |            |           |           |           |           ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| 2. CASH SALES                         |         0 |            |            |           |           |           |         0 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| 3. COLLECTION OF ACCOUNTS RECEIVABLE  |   452,889 |  1,999,894 |  1,610,645 |   523,036 |   146,504 |           | 4,732,967 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| 4. LOANS & ADVANCES (attach list)     |           |            |            |           |           |           |         0 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| 5. SALE OF ASSETS                     |           |            |    818,815 |   147,256 |   546,932 |           | 1,513,003 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| 6. OTHER (attach list)                |     4,750 |     91,898 |     25,562 |    16,195 |   196,111 |           |   334,516 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| TOTAL RECEIPTS**                      |   457,639 |  2,091,792 |  2,455,022 |   686,487 |   889,546 |         0 | 6,580,486 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| (Withdrawal) Contribution by          |           |            |            |           |           |           |           ||
||  Individual Debtor MFR-2*             |           |            |            |           |           |           |         0 ||
||=======================================|===========|============|============|===========|===========|===========|===========||
|| DISBURSEMENTS:                        |           |            |            |           |           |           |           ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| 7. NET PAYROLL                        |           |    272,770 |    287,311 |   105,944 |    81,821 |           |   747,847 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| 8. PAYROLL TAXES PAID                 |           |     79,455 |     83,283 |         0 |           |           |   162,738 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| 9. SALES, USE & OTHER TAXES PAID      |           |     17,265 |      3,922 |     8,271 |     2,908 |           |    32,366 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||10. SECURED/RENTAL/LEASES              |           |    179,883 |    168,750 |    58,965 |    12,000 |           |   419,598 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||11. UTILITIES & TELEPHONE & FREIGHT    |     2,500 |     26,986 |     34,250 |    27,550 |    26,095 |           |   117,382 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||12. INSURANCE                          |           |     59,899 |            |    46,971 |       367 |           |   107,237 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||13. INVENTORY PURCHASES                |       308 |     15,871 |      1,372 |           |           |           |    17,551 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||14. VEHICLE EXPENSES                   |           |            |            |           |           |           |         0 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||15. TRAVEL & ENTERTAINMENT             |           |      1,905 |      5,783 |     6,971 |     1,257 |           |    15,917 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||16. REPAIRS, MAINTENANCE & SUPPLIES    |           |      7,015 |     10,996 |     4,088 |     4,372 |           |    26,471 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||17. ADMINISTRATIVE & SELLING           |           |      8,470 |      5,226 |    16,233 |     3,599 |           |    33,528 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||18. OTHER (attach list)                |    35,978 |     79,525 |            |   165,000 |           |           |   280,503 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| TOTAL DISBURSEMENTS FROM OPERATIONS   |    38,786 |    749,044 |    600,893 |   439,994 |   132,420 |         0 | 1,961,137 ||
||=======================================|===========|============|============|===========|===========|===========|===========||
||19. PROFESSIONAL FEES                  |           |            |            |           |           |           |         0 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||20. U.S. TRUSTEE FEES                  |           |            |            |     5,000 |           |           |     5,000 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||21. OTHER REORGANIZATION EXPENSES      |           |            |            |           |           |           |         0 ||
||     (attach list)                     |           |            |            |           |           |           |           ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
|| TOTAL DISBURSEMENTS**                 |    38,786 |    749,044 |    600,893 |   444,994 |   132,420 |         0 | 1,966,137 ||
||=======================================|===========|============|============|===========|===========|===========|===========||
||22. NET CASH FLOW                      |   418,852 |  1,342,749 |  1,854,129 |   241,493 |   757,126 |         0 | 4,614,349 ||
||---------------------------------------|-----------|------------|------------|-----------|-----------|-----------|-----------||
||23. CASH - END OF MONTH (MOR-2)        |   500,354 |  1,843,103 |  3,697,232 | 3,938,725 | 4,695,851 | 4,695,851 | 4,695,851 ||
||=======================================|===========|============|============|===========|===========|===========|===========||

                                 * Applies to Individual debtors only
                MOR-7            **Numbers for the current month should balance (match)                   Revised 07/01/98
                                   RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8

          2/28/2003      Other Receipts:
                         Sale of Inventory                194,477
                         Other                              1,634
                                                        ---------
                                                          196,111
                                                        =========

   CASE NAME:   Xetel Corporation
                -----------------
   CASE NUMBER: 02-14222
                -----------------

                                          CASH ACCOUNT RECONCILIATION
                                          MONTH OF    28-Feb-03
                                                  ------------------


||======================================|===============|==============|===============|===============|================|
||                                      |  Silicon      | Comerica     |  Silicon      | Comerica      | Silicon        |
|| BANK NAME                            |  Valley Bank  | Bank         |  Valley Bank  | Bank          | Valley Bank    |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ACCOUNT NUMBER                       |     xxxxxx    |    xxxxxx    |    xxxxxx     |    xxxxxx     |    xxxxxx      |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ACCOUNT TYPE                         | DIP Operating |  PAYROLL     | Old Operating |Cafeteria Plan |Cash Collateral |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| BANK BALANCE (Ending)                |       593,863 |       28,604 |     4,002,864 |         3,589 |              0 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| DEPOSITS IN TRANSIT/OUTGOING WIRE    |        93,728 |              |               |               |              0 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| OUTSTANDING CHECKS                   |        27,845 |           89 |               |               |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ADJUSTED BANK BALANCE                |       659,746 |       28,515 |     4,002,864 |         3,589 |              0 |
||======================================|===============|==============|===============|===============|================|
|| BEGINNING CASH - PER BOOKS           |       502,335 |       28,527 |     3,401,230 |         3,625 |              0 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| RECEIPTS*                            |       294,298 |              |         1,634 |               |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| TRANSFERS BETWEEN ACCOUNTS           |        -6,386 |              |       600,000 |               |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| (WITHDRAWAL) OR CONTRIBUTION BY      |               |              |               |               |                |
|| INDIVIDUAL   DEBTOR    MFR-2         |               |              |               |               |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| CHECKS/OTHER DISBURSEMENTS*          |      -130,501 |          -13 |               |           -36 |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| RECONCILING ITEMS                    |               |              |               |               |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ENDING CASH - PER BOOKS 10/26/02     |       659,746 |       28,515 |     4,002,864 |         3,589 |              0 |
||======================================|===============|==============|===============|===============|================|

||======================================|===============|==============|===============|===============|================|
|| BANK NAME                            |     Chase     |     Chase    |     Chase     |  Petty Cash   |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ACCOUNT NUMBER                       |    xxxxxx     |    xxxxxx    |    xxxxxx     |               |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ACCOUNT TYPE                         | Austin Lockbox|Dallas Lockbox|  Old Operating|               |      TOTAL     |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| BANK BALANCE (Ending)                |        93,628 |          100 |         1,062 |            76 |      4,723,785 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| DEPOSITS IN TRANSIT/OUTGOING WIRE    |       -93,628 |         -100 |               |               |              0 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| OUTSTANDING CHECKS                   |               |              |               |               |         27,934 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ADJUSTED BANK BALANCE                |             0 |            0 |         1,062 |            76 |      4,695,851 |
||======================================|===============|==============|===============|===============|================|
|| BEGINNING CASH - PER BOOKS           |             0 |            0 |         2,932 |            76 |      3,938,725 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| RECEIPTS*                            |       463,106 |      130,508 |               |               |        889,546 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| TRANSFERS BETWEEN ACCOUNTS           |      -463,106 |     -130,508 |               |               |              0 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| (WITHDRAWAL) OR CONTRIBUTION BY      |               |              |               |               |                |
|| INDIVIDUAL    DEBTOR    MFR-2        |               |              |               |               |              0 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| CHECKS/OTHER DISBURSEMENTS*          |               |              |        -1,870 |             0 |       -132,419 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| RECONCILING ITEMS                    |               |              |               |               |              0 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ENDING CASH - PER BOOKS              |             0 |            0 |        -1,062 |            76 |      4,695,851 |
||======================================|===============|==============|===============|===============|================|

MOR-8                                 *Numbers should balance (match) TOTAL RECEIPTS and                 Revised 07/01/98
                                       TOTAL DISBURSEMENTS lines on MOR-7

   CASE NAME:   Xetel Corporation
                -----------------
   CASE NUMBER: 02-14222
                -----------------

                                           PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F)
of the U.S. Bankruptcy Code) and the professionals.
Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.)
(Attach additional pages as necessary).


||=================================|=============|=============|=============|============|=============|=============||
||                                 | MONTH ENDED | MONTH ENDED | MONTH ENDED | MONTH ENDED| MONTH ENDED | MONTH ENDED ||
||   INSIDERS:  NAME/COMP   TYPE   |  10/26/2002 | 11/23/2002  | 12/28/2002  | 1/31/2003  |  2/28/2003  |             ||
||                                 |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  1. Angelo Decaro/Gross Salary  |             |      18,846 |      30,154 |     20,499 |     24,117  |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  2. William Peten/Gross Salary  |             |      14,230 |      17,788 |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  3. Angelo Decaro/Expenses      |             |       5,283 |       8,814 |      7,171 |      2,399  |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  4. William Peten/Retention Bonus per court order           |       1,000 |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  5.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  6.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
|| TOTAL INSIDERS  (MOR-1)         |           0 |      38,359 |      57,756 |     27,670 |     26,516  |           0 ||
||=================================|=============|=============|=============|============|=============|=============||

||=================================|=============|=============|=============|============|=============|=============||
||                                 | MONTH ENDED | MONTH ENDED | MONTH ENDED | MONTH ENDED| MONTH ENDED | MONTH ENDED ||
||   PROFESSIONALS                 | 10/26/2002  | 11/23/2002  | 12/28/2002  |  1/31/2003 |  2/28/2003  |             ||
||                                 |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  1.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  2.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  3.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  4.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  5.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  6.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
|| TOTAL PROFESSIONALS    (MOR-1)  |           0 |           0 |          0  |          0 |           0 |           0 ||
||=================================|=============|=============|=============|============|=============|=============||
        MOR-9                                                                        Revised 07/01/98